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                                                                    EXHIBIT 10.2

                            MCK COMMUNICATIONS, INC.

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is made as of July 16, 1998, by and among MCK
Communications, Inc., a Nevada corporation (the "COMPANY"), the parties listed as Investors on the SCHEDULE OF INVESTORS attached hereto (collectively, the "INVESTORS"), and Manz Developments, Inc., an Alberta Corporation ("MDI").

                                    RECITALS

     The Company, certain of the Investors (the "INITIAL INVESTORS") and MDI previously entered into a Registration Agreement dated as of June 27, 1996 (the "ORIGINAL REGISTRATION AGREEMENT"). In connection with and as an inducement to certain other Investors (the "NEW INVESTORS") entering into a certain Stock Purchase Agreement, of even date herewith, by and between the Company and the New Investors (the "NEW PURCHASE AGREEMENT"), the parties to the Original Registration Agreement desire to amend and restate such Original Registration Agreement and allow the New Investors to be parties to this Agreement, on the terms specified herein.

     The parties to this Agreement are parties to either a Stock and Note Purchase Agreement dated June 27, 1996 (the "INITIAL PURCHASE AGREEMENT") or the New Purchase Agreement. In order to induce the Investors to enter into such agreements, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the New Purchase Agreement.

     The parties hereto hereby agree as follows:

     1. AMENDMENT AND RESTATEMENT. The Company, the Initial Investors and MDI hereby amend and restate the Original Registration Agreement in its entirety as follows.

     2. DEMAND REGISTRATIONS.

        (a) REQUESTS FOR REGISTRATION. The holders of a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), and the holders of at least 25% of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS"), if available. All registrations requested pursuant to this Section 2(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 2(e) below, shall include in such registration all Registrable Securities with respect to


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which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         (b) LONG-FORM REGISTRATIONS. The holders of Registrable Securities shall be entitled to request two Long-Form Registrations, PROVIDED THAT the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $5,000,000. A registration shall not be considered one of the permitted Long-Form Registrations until the registration statement has become effective, and neither the last or any subsequent Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration, PROVIDED THAT in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

         (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to Section 2(b), the holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; PROVIDED the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $1,000,000. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

         (d) DEMAND EXPENSES. All Registration Expenses of the holders of Registrable Securities incurred in connection with a Demand Registration shall be paid by the Company.

         (e) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

         (f) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given the right to include their Registrable Securities pursuant to this Section 2 or Section 3. The Company may postpone for up to 90 days the filing or the effectiveness of a registration

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statement for a Demand Registration if the Company's Board of Directors
determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; PROVIDED THAT in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration pursuant to this Section 1(f) only once in any twelve-month period.

         (g) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld.

         (h) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

     3. PIGGYBACK REGISTRATIONS.

        (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to all holders of Registrable Securities and MDI Shares of its intention to effect such a registration and, subject to Sections 3(c) and 3(d) below, shall include in such registration all Registrable Securities and MDI Shares with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

         (b) PIGGYBACK EXPENSES. All Registration Expenses of the holders of Registrable Securities incurred in connection with a Piggyback Registration shall be paid by the Company.

         (c) PRIORITY ON PRIMARY REGISTRATION. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the MDI Shares and (iv) fourth, other securities requested to be included in such registration.


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         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is
an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, (ii) second, the MDI Shares and (iii) third, other securities requested to be included in such registration.

         (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

         (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 120 days has elapsed from the effective date of such previous registration.

     4. HOLDBACK AGREEMENTS.

        (a) In connection with any underwritten public offering of the Company's Common Stock, MDI and each holder of Registrable Securities shall not, unless the underwriters managing the registered public offering otherwise agree, effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities (except as part of such underwritten registration), during the seven days prior to and, in connection with the Company's initial public offering, the 180 day period beginning on the date of the offering or, in connection with subsequent underwritten public offerings of the Company's Common Stock, the 90 day period beginning on the date of the offering.

         (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180 day period beginning on the effective date of, any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 1% of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during


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such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; PROVIDED THAT before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

         (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED THAT the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction,

         (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such


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Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading,

         (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11 Aa2-1 promulgated pursuant to the Securities Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

         (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as, soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11 (a) of the Securities Act and Rule 158 thereunder;

         (k) permit any holder of Registrable Securities which holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for



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sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

     6.  REGISTRATION EXPENSES.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES") shall be borne as provided in this Agreement; in addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

         (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

         (c) To the extent that Registration Expenses are not paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     7.  INDEMNIFICATION.

         (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities and MDI Shares, its officers and directors and each Person who controls such holder (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the


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Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities and MDI Shares.

         (b) In connection with any registration statement in which a holder of Registrable Securities or MDI Shares is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; PROVIDED that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities or MDI Shares pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent that such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld.) An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements

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and other documents required under the terms of such underwriting arrangements;
PROVIDED THAT no holder of Registrable Securities or MDI Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7 hereof.

     9.  DEFINITIONS.

         (a) "REGISTRABLE SECURITIES" means (i) Common Stock issuable upon conversion of the Series D Convertible Stock and the Convertible Stock issued under the Initial Purchase Agreement, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary.

         (b) "MDI SHARES" means (i) up to 1,015,808 shares of Common Stock held by MDI, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular MDI Shares, such securities shall cease to be MDI Shares when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary.

         (c) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Initial Purchase Agreement and the New Purchase Agreement.

     10. MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any


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breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, holders of a majority of the Registrable Securities and MDI.

         (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of and enforceable by, any subsequent holder of Registrable Securities.

         (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of this Agreement.

         (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (i) GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

         (j) NOTICES. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one business day after the business day of deposit with Federal Express or similar nationally recognized overnight courier, freight prepaid or
(iv) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed as follows, or


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at such other address as a party may designate by ten (10) days' advance written notice to the other parties to this Agreement pursuant to the provisions of this
Section 10(j):

              (x) if to an Investor, to such Investor's address set forth on the Schedule of Investors.

              (y)   if to the Company to:

                    MCK Communications, Inc.
                    313 Washington Street
                    Newton, MA 02158
                    Facsimile: (617) 454-6101
                    Attention: Paul K. Zurlo

                    with a copy to:

                    Goodwin, Procter & Hoar LLP
                    Exchange Place
                    Boston, MA 02109
                    Facsimile: (617) 523-1231
                    Attention: John J. Egan III, Esq.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                       MCK COMMUNICATIONS, INC.



                                       By:      /s/ Steven J. Benson
                                             -----------------------------------
                                       Name:
                                       Title:



                                       MANZ DEVELOPMENTS INC.



                                       By:      /s/ Cal Manz
                                             -----------------------------------
                                       Name:
                                       Title:



                                       SUMMIT VENTURES IV, L.P.



                                       By:    Summit Partners IV, L.P.
                                              Its General Partner

                                       By:    Stamps, Woodsum & Co. IV
                                              Its General Partner

                                       By:      /s/ Signature Illegible
                                              ----------------------------------
                                       Its:
                                              ----------------------------------



                                       SUMMIT INVESTORS III, L.P.



                                       By:      /s/ Signature Illegible
                                              ----------------------------------
                                       Name:
                                       Title:

                                       SUMMIT SUBORDINATED DEBT L.P.



                                       By:  Summit Partners III, L.P.
                                            Its General Partner

                                       By:  Stamps, Woodsum & Co. III
                                            Its General Partner



                                       By:  /s/ Signature Illegible
                                            ------------------------------------
                                       Its:
                                            ------------------------------------



                                       WS INVESTMENT COMPANY 96A



                                       By:      /s/ Jeffrey D. Saper
                                            ------------------------------------
                                       Its:
                                            ------------------------------------

                                       TRUSTEE, WSGR RETIREMENT PLAN
                                       FBO JEFFREY D. SAPER

                                       By:      /s/ Signature Illegible
                                            ------------------------------------
                                       Its:
                                            ------------------------------------

                                       LAZARD TECHNOLOGY PARTNERS LP


                                       By:      /s/ Russell Planitzer
                                                --------------------------------
                                       Name:    Russell Planitzer
                                       Title:   Managing Principal


                                       LAZARD TECHNOLOGY PARTNERS LLC


                                       By:      /s/ Russell Planitzer
                                                --------------------------------
                                       Name:    Russell Planitzer
                                       Title:   Managing Principal


                                       LAZARD TECHNOLOGY INVESTORS
                                       (1998) LLC

                                       By:      /s/ Russell Planitzer
                                                --------------------------------
                                       Name:    Russell Planitzer
                                       Title:   Managing Principal


                                       FSC CORP.


                                       By:      /s/ Signature Illegible
                                                --------------------------------
                                       Name:
                                       Title:   Vice President

                                       THE YARMOUTH TRUST

                                       By:      /s/ Robert Morrissey
                                               ---------------------------------
                                               Robert Morrissey
                                               Trustee of The Yarmouth Trust

                              SCHEDULE OF INVESTORS

NAME AND ADDRESS
----------------

Summit Ventures IV, L.P.
600 Atlantic Avenue, Suite 2800
Boston, Massachusetts 02210-2227
Attn: Michael Balmuth

Summit Investors III, L.P.
600 Atlantic Avenue, Suite 2800
Boston, Massachusetts 02210-2227
Attn: Michael Balmuth

Summit Subordinated Debt Fund, L.P.
600 Atlantic Avenue, Suite 2800
Boston, Massachusetts 02210-2227
Attn: Michael Balmuth

Trustee, WSGR Retirement Plan
FBO Jeffrey D. Saper
650 Page Mill Road
Palo Alto, California 94304
Facsimile: (415) 496-4084

WS Investment Company 96A
650 Page Mill Road
Palo Alto, California 94304
Facsimile: (415) 496-4084

Lazard Technology Partners LP
30 Rockefeller Plaza
New York, NY 10020
Facsimile: (212) 332-5964

Lazard Technology Partners LLC
30 Rockefeller Plaza
New York, NY 10020
Facsimile: (212) 332-5964

Lazard Technology Investors
(1998) LLC
30 Rockefeller Plaza
New York, NY 10020
Facsimile: (212) 332-5964

FSC Corp.
100 Federal Street
Boston, MA 02110

The Yarmouth Trust
Two International Place
Boston, MA 02116
Attn: Robert Morrissey